UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08709

Western Asset High Income Fund II Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	April 30

Date of reporting period:	October 31, 2012

ITEM 1.                 REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

October 31, 2012

Semi-Annual Report

Western Asset High Income Fund II Inc.
(HIX)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Fund II Inc.

Fund objectives

The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	23

Statement of operations	24

Statements of changes in net assets	25

Statement of cash flows	26

Financial highlights	27

Notes to financial statements	28

Additional shareholder information	46

Dividend reinvestment plan	47

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Fund II Inc. for the six-month reporting period ended October 31, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 30, 2012

Western Asset High Income Fund II Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended October 31, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. According to the Commerce Department’s second estimate, GDP growth then moved to 2.7% in the third quarter. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

The U.S. job market remained weak. While there was some improvement during the reporting period, unemployment continued to be elevated. Looking back, unemployment, as reported by the U.S. Department of Labor, was 8.1% in April 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then moved higher to 8.2% in May and 8.3% in July, before falling to 7.8% in September and ending the reporting period at 7.9% in October. However, the recent moderation in unemployment was partially due to people leaving the workforce and an increase in part-time workers.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 2.1% on a seasonally adjusted basis in October 2012 versus the previous month and they were 10.9% higher than in October 2011. In addition, the NAR reported that the median existing-home price for all housing types was $178,600 in October 2012, up 11.1% from October 2011. This marked the eighth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 1.4% in October, which represents a 5.4 month supply at the current sales pace. This represents the lowest inventory since February 2006.

While the manufacturing sector weakened, it showed some signs of improvement as the reporting period progressed. Looking back, the Institute for Supply Management’s PMI (“PMI”)ii in April 2012 was 54.8, its highest reading since June 2011. (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Activity in the manufacturing sector moderated in May, as the PMI was 53.5 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October.

IV	Western Asset High Income Fund II Inc.

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. Looking back, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep the federal funds rateiv at a historically low range between zero and 0.25%, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, in September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015.

Q. Did Treasury yields trend higher or lower during the six months ended October 31, 2012?

A. Overall, short-term Treasury yields edged higher, whereas long-term Treasury yields declined during the reporting period. When the period began, two- and ten-year Treasury yields were 0.27% and 1.95%, respectively. Two-year Treasury yields rose as high as 0.33% in late June and hit a trough of 0.22% on several occasions during the period. Ten-year Treasuries peaked at 1.98% in early May. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then drifted higher due to some positive developments in Europe and the introduction of additional central bank quantitative easing programs in the U.S. and abroad. When the reporting period ended on October 31, 2012, two-year Treasury yields were 0.30% and ten-year Treasury yields were 1.72%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. Several of the riskiest spread sectors performed poorly in May given a flight to quality that was triggered by escalating fears of contagion from Europe and some disappointing economic data in the U.S. The spread sectors then generally rallied over the next five months as investor sentiment improved. For the six months ended October 31, 2012, the Barclays U.S. Aggregate Indexv returned 2.75%.

Q. How did the high-yield market perform over the six months ended October 31, 2012?

A. The U.S. high-yield bond market generated a solid return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, posted positive returns during five of the six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. While the high-yield market faltered in May given increased risk aversion, this proved to be a temporary

Western Asset High Income Fund II Inc.	V

setback. All told, the high-yield market gained 6.24% for the six months ended October 31, 2012.

Q. How did the emerging market debt asset class perform over the reporting period?

A. Despite a poor start, the asset class produced strong results during the reporting period. A confluence of events, including the European sovereign debt crisis, moderating growth in the U.S. and fears that China’s economy would experience a hard landing, caused the asset class to decline sharply in May 2012. The asset class then moved higher over the next five months as investor risk appetite returned. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 8.38% over the six months ended October 31, 2012.

Performance review

For the six months ended October 31, 2012, Western Asset High Income Fund II Inc. returned 8.92% based on its net asset value (“NAV”)viii and 5.81% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 6.24% and 8.38%, respectively for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averageix returned 7.70% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.50 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of October 31, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2012 (unaudited)

Price Per Share	6-Month Total Return*
$9.13 (NAV)	8.92%†
$10.16 (Market Price)	5.81%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*   Total returns are based on changes in NAV or market price, respectively.

†    Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡   Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s

VI	Western Asset High Income Fund II Inc.

Investment commentary (cont’d)

current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 30, 2012

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall generally, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended October 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 38 funds in the Fund’s Lipper category.

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†   The bar graph above represents the composition of the Fund’s investments as of October 31, 2012 and April 30, 2012 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — October 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

________________________

80% B US HY 2%,	— 80% of Barclays U.S. High Yield — 2% Issuer Cap Index and
20% JPM EMBI Global	20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIX	— Western Asset High Income Fund II Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — October 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

________________________

80% B US HY 2%,	— 80% of Barclays U.S. High Yield — 2% Issuer Cap Index and
20% JPM EMBI Global	20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIX	— Western Asset High Income Fund II Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

4	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited)

October 31, 2012

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 108.6%
Consumer Discretionary — 21.8%
Auto Components — 0.4%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	700,000		$695,625
Europcar Groupe SA	11.500%	5/15/17	380,000	EUR	485,149	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	2,010,000	EUR	2,087,465	(a)
Total Auto Components					3,268,239
Automobiles — 0.9%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	5,322,000		5,714,498	(b)
Escrow GCB General Motors	—	—	6,185,000		0	*(c)(d)(e)
Escrow GCB General Motors	—	—	7,855,000		0	*(c)(d)(e)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	1,020,000		1,144,950	(a)(b)
Total Automobiles					6,859,448
Diversified Consumer Services — 1.2%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	1,910,000		1,890,900	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	2,090,000		2,236,300	(b)
ServiceMaster Co., Senior Notes	8.000%	2/15/20	1,390,000		1,466,450
ServiceMaster Co., Senior Notes	7.000%	8/15/20	460,000		466,900	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	3,310,000		3,889,250	(b)(c)
Total Diversified Consumer Services					9,949,800
Hotels, Restaurants & Leisure — 8.0%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	2,310,000		2,408,175	(a)(b)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	2,484,187		2,218,622	(a)(c)(d)(f)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	1,470,000		1,525,125	(b)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	2,470,000		2,488,525	(a)(b)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	6,936,000		5,444,760	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	10,000		8,500	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	2,875,000		3,126,562	(b)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	2,720,000		2,975,000	(a)(b)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	2,680,000		2,686,700	(a)(b)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	2,580,000		2,799,300	(a)(b)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	1,047,564		1,114,346	(a)(f)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	5

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Fontainebleau Las Vegas Holdings LLC/ Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	975,000	$1,828	(a)(g)(h)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,140,000	2,931,975	(a)(b)
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,540,000	2,689,225	(a)(b)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	2,412,000	2,451,195	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,610,000	1,674,400	(b)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	890,000	1,004,588	(b)
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	2,135,000	2,364,513	(b)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	1,445,000	1,549,763	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	4,820,000	4,591,050	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	5,040,000	5,594,400	(b)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	3,990,000	4,588,500	(b)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	1,665,000	1,806,525	(b)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	710,000	770,350	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	3,770,000	3,934,937
Total Hotels, Restaurants & Leisure				62,748,864
Internet & Catalog Retail — 0.4%
Netflix Inc., Senior Notes	8.500%	11/15/17	2,790,000	2,964,375	(b)
Media — 7.2%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	1,040,000	1,125,800	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	840,000	911,400	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	5,050,000	5,706,500	(b)
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	4,630,000	4,988,825	(a)(b)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	1,850,000	1,771,375
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	260,000	246,350
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000	1,747,500	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,815,000	2,137,162	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,050,000	1,174,688	(b)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	2,360,000	2,528,150

See Notes to Financial Statements.

6	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2012

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	2,610,000		$2,492,550	(a)(b)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	5,000,000	EUR	6,140,508	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	4,061,000		3,553,375	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	1,060,000		1,070,600	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,780,000		1,828,950	(a)(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	2,020,000		2,151,300	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	3,300,000		3,316,500	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	5,060,000	EUR	6,418,295	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,265,000		1,426,287	(a)(b)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	4,500,000	EUR	6,065,979	(a)
Total Media					56,802,094
Multiline Retail — 0.6%
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	460,000		451,950
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	1,580,000		1,455,575	(a)(b)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	2,620,000		2,603,625	(b)
Total Multiline Retail					4,511,150
Specialty Retail — 2.4%
American Greetings Corp., Senior Notes	7.375%	12/1/21	2,480,000		2,569,900	(b)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	3,550,000	EUR	4,279,237	(a)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	760,000		718,200	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	4,540,000		4,295,975	(b)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	2,000,000		2,092,500	(b)
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	2,163,000		2,256,723
Spencer Spirit Holdings Inc./Spencer Gifts LLC/ Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	2,260,000		2,432,325	(a)(b)
Total Specialty Retail					18,644,860
Textiles, Apparel & Luxury Goods — 0.7%
Boardriders SA, Senior Notes	8.875%	12/15/17	2,900,000	EUR	3,890,392	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	1,300,000		1,386,125	(a)(b)
Total Textiles, Apparel & Luxury Goods					5,276,517
Total Consumer Discretionary					171,025,347

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	7

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 1.7%
Food & Staples Retailing — 0.4%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	3,140,000	$3,348,025	(a)
Food Products — 0.5%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	1,250,000	1,337,500	(a)(b)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,800,000	2,401,000	(a)(b)
Total Food Products				3,738,500
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	1,230,000	1,334,550	(a)
Prestige Brands Inc., Senior Notes	8.125%	2/1/20	400,000	451,500
Total Personal Products				1,786,050
Tobacco — 0.6%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	4,650,000	4,824,375	(b)
Total Consumer Staples				13,696,950
Energy — 16.3%
Energy Equipment & Services — 2.3%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,470,000	1,587,600	(b)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	1,760,000	1,852,400	(a)(b)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	4,905,000	5,199,300	(a)(b)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	2,730,000	2,934,750	(b)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,320,000	1,409,100	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	2,780,000	3,113,600
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	1,419,000	1,562,674
Total Energy Equipment & Services				17,659,424
Oil, Gas & Consumable Fuels — 14.0%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	3,710,000	3,774,925	(b)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	1,010,000	1,050,400	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,140,000	2,311,200	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	690,000	745,200	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	1,400,000	1,529,500	(a)(b)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,140,000	1,168,500
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	1,340,000	1,345,025	(b)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,545,000	1,676,325	(b)
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	1,120,000	1,159,900	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	2,130,000	2,289,750	(b)

See Notes to Financial Statements.

8	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2012

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	2,870,000		$3,056,550	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	5,130,853		3,937,930	(a)(c)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,600,000		1,724,000	(b)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	2,720,000		2,747,200	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,875,000		2,132,812	(b)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	2,810,000		3,210,425	(b)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	285,000		325,164	(b)(h)
EP Energy AS, Senior Secured Notes	5.875%	11/1/19	1,270,000	EUR	1,685,205	(a)
Everest Acquisition LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	910,000		1,010,100	(a)(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,630,000		1,540,350	(b)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	3,090,000		3,275,400	(a)(b)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,740,000		1,768,275	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	1,080,000		1,128,600	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	2,720,000		2,978,400	(a)(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,720,000		1,960,611	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,700,000		1,751,000	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	3,290,000		2,475,725
Novatek Finance Ltd., Notes	6.604%	2/3/21	2,300,000		2,707,100	(a)(i)
Offshore Group Investment Ltd., Senior Secured Notes	7.500%	11/1/19	1,800,000		1,782,000	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	760,000		277,400
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	4,830,000		1,400,700
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,220,000		1,311,500	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,067,000		7,598,917
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,145,000		1,491,305	(i)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	360,000		462,102	(b)
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	290,000		315,375
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	2,915,000		3,119,050	(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	2,260,000		2,502,950	(b)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	770,000		858,550	(a)(b)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	7,094,000		7,342,290	(b)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	9

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	530,000	$588,300	(b)
Samson Investment Co., Senior Notes	9.750%	2/15/20	6,550,000	6,943,000	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	990,000	1,034,550	(b)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	1,930,000	2,007,200	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,810,000	1,828,100	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	1,100,000	1,111,000	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	3,830,000	4,050,225	(b)
TNK-BP Finance SA	6.625%	3/20/17	230,000	260,229	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	270,000	309,785	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,390,000	1,657,478	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000	238,486	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	2,000,000	1,985,000
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	4,740,000	2,725,500	(a)(b)
Total Oil, Gas & Consumable Fuels				109,666,564
Total Energy				127,325,988
Financials — 9.7%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000	2,562,881	(b)
Commercial Banks — 2.6%
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	990,000	1,016,116	(a)(b)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	3,710,000	4,940,848	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	1,380,000	1,394,588
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,710,000	1,748,475	(a)(b)(h)(j)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	3,920,000	3,902,321	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	3,530,000	3,512,350	(b)(h)(j)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,660,000	1,708,749
Santander Issuances SAU, Notes	5.911%	6/20/16	2,090,000	2,142,175	(a)
Total Commercial Banks				20,365,622
Consumer Finance — 1.4%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	4,210,000	4,194,213
Ally Financial Inc., Senior Notes	6.750%	12/1/14	6,140,000	6,646,550	(b)
Total Consumer Finance				10,840,763
Diversified Financial Services — 4.1%
Bank of America Corp., Senior Notes	6.500%	8/1/16	420,000	488,900
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	5,658,000	6,336,960	(b)

See Notes to Financial Statements.

10	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2012

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	2,160,000	$2,235,600	(b)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	2,402,000	2,453,043	(b)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	800,000	848,710
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,385,000	3,969,420	(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	5,180,000	6,125,350	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,160,000	2,551,500	(b)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	2,930,000	3,032,550	(a)
TransUnion Holding Co. Inc., Senior Notes	8.125%	6/15/18	980,000	989,800	(a)(f)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	2,630,000	2,794,375
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	540,000	(a)(h)
Total Diversified Financial Services				32,366,208
Insurance — 1.1%
American International Group Inc., Senior Notes	8.250%	8/15/18	3,180,000	4,140,897	(b)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.962%	12/31/12	890,000	839,461	(b)(h)(j)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	1,750,000	1,973,125	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000	1,333,648	(a)(b)
Total Insurance				8,287,131
Real Estate Management & Development — 0.2%
Realogy Corp., Senior Secured Notes	7.625%	1/15/20	1,320,000	1,488,300	(a)
Total Financials				75,910,905
Health Care — 6.3%
Health Care Equipment & Supplies — 0.2%
Hologic Inc., Senior Notes	6.250%	8/1/20	1,330,000	1,416,450	(a)
Health Care Providers & Services — 5.2%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,920,000	2,265,600	(b)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	2,390,000	2,539,375	(b)
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	1,880,000	2,204,300	(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	4,590,000	4,974,413	(b)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	8,945,000	8,453,025	(b)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,570,000	1,546,450	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,840,000	1,941,200	(b)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,610,000	1,855,525	(b)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	11

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	460,000		$517,500	(a)(b)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,020,000		1,175,550	(a)(b)
HCA Inc., Debentures	7.500%	11/15/95	1,325,000		1,139,500	(b)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	3,520,000		3,973,200	(b)
HCA Inc., Senior Secured Notes	6.500%	2/15/20	960,000		1,063,200	(b)
INC Research LLC, Senior Notes	11.500%	7/15/19	1,380,000		1,393,800	(a)(b)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	760,000		779,000	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	2,277,000		2,607,165	(b)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,120,000		1,257,200	(b)
US Oncology Inc. Escrow	—	—	1,760,000		44,000	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,285,000		1,342,825	(b)
Total Health Care Providers & Services					41,072,828
Pharmaceuticals — 0.9%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	2,500,000	EUR	3,613,016	(a)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	1,930,000		2,036,150	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	1,060,000		1,120,950	(a)
Total Pharmaceuticals					6,770,116
Total Health Care					49,259,394
Industrials — 19.5%
Aerospace & Defense — 1.8%
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,960,000		2,082,500	(b)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	5,180,000		5,620,300	(b)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,660,000		1,871,650	(b)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,360,000		4,730,600	(a)(b)
Total Aerospace & Defense					14,305,050
Airlines — 3.0%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	1,377,910		1,407,190	(a)
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	4,472,959		4,987,350	(b)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	8,390,000		8,662,675	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	6,159		6,275
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,501,652		1,633,047	(b)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	613,439		680,917	(b)

See Notes to Financial Statements.

12	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2012

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — continued
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	2,450,000	GBP	$4,305,484
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	1,544,000		1,582,600	(a)(b)
Total Airlines					23,265,538
Building Products — 1.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	2,467,400		2,418,052	(a)(d)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	2,260,000		2,644,200	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	1,424,000		1,666,080	(a)(i)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	800,000		893,000	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	1,139,000	EUR	1,574,120	(a)
Total Building Products					9,195,452
Commercial Services & Supplies — 3.2%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	800,000		696,000	(a)(b)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	5,495,000		4,093,775	(a)(b)
American Reprographics Co., Senior Notes	10.500%	12/15/16	3,910,000		4,144,600	(b)
Geo Group Inc., Senior Notes	7.750%	10/15/17	2,965,000		3,235,556	(b)
JM Huber Corp., Senior Notes	9.875%	11/1/19	1,490,000		1,661,350	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	4,980,000		5,230,494
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	1,600,000		1,776,000	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	3,140,000		3,359,800	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	770,000		823,900	(a)
Total Commercial Services & Supplies					25,021,475
Construction & Engineering — 1.3%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	2,710,000		2,506,750	(a)(b)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	4,730,000		5,498,625	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	1,950,000		1,911,000	(c)
Total Construction & Engineering					9,916,375
Electrical Equipment — 0.8%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,970,000		1,999,550	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	4,510,000		4,543,825	(a)(b)
Total Electrical Equipment					6,543,375
Industrial Conglomerates — 0.4%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	2,490,000		2,816,813	(b)
Machinery — 1.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	4,460,000		4,755,475	(a)(b)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	2,390,000		2,605,100	(a)(b)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	13

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Machinery — continued
Mirror PIK SA, Senior Notes	9.000%	11/1/16	2,430,000		$2,448,225	(a)(f)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	1,740,000		1,857,450	(a)
Total Machinery					11,666,250
Marine — 1.3%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	2,923,462		2,806,524	(a)(f)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,890,000		1,871,100	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	5,880,000		5,571,300	(b)
Total Marine					10,248,924
Road & Rail — 2.0%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	5,676,683		5,477,999	(f)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	1,699,000		1,919,870	(b)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	3,605,000		4,037,600	(b)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	4,000,000		4,390,000	(b)
Total Road & Rail					15,825,469
Trading Companies & Distributors — 0.8%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	2,680,000		2,800,600	(a)
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	256,000		276,160	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	3,018,000		3,316,027	(a)
Total Trading Companies & Distributors					6,392,787
Transportation — 2.0%
CMA CGM, Senior Notes	8.500%	4/15/17	5,990,000		4,567,375	(a)(b)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	5,270,000		5,190,950	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	5,790,000		6,072,262	(a)(b)
Total Transportation					15,830,587
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	1,540,000		1,636,250	(a)(b)
Total Industrials					152,664,345
Information Technology — 3.3%
Communications Equipment — 0.3%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	3,665,000		2,336,437	(b)
Electronic Equipment, Instruments & Components — 1.1%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	6,320,000		7,410,200	(a)(b)
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	650,000	EUR	886,728	(a)
Total Electronic Equipment, Instruments & Components					8,296,928

See Notes to Financial Statements.

14	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2012

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Internet Software & Services — 0.3%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,920,000		$2,112,000
IT Services — 1.3%
First Data Corp., Senior Notes	9.875%	9/24/15	60,000		61,575	(b)
First Data Corp., Senior Notes	10.550%	9/24/15	9,126,818		9,400,623	(b)
First Data Corp., Senior Notes	11.250%	3/31/16	610,000		599,325	(b)
First Data Corp., Senior Secured Notes	6.750%	11/1/20	350,000		351,750	(a)
Total IT Services					10,413,273
Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	640,000		512,000	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,186,000		1,224,545	(b)
Total Semiconductors & Semiconductor Equipment					1,736,545
Software — 0.1%
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	1,120,000		1,097,600	(a)
Total Information Technology					25,992,783
Materials — 12.1%
Chemicals — 0.5%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	361,000		402,515	(a)(b)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	2,430,000		2,587,950	(a)(b)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	680,000	EUR	947,485	(a)
Total Chemicals					3,937,950
Construction Materials — 0.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	780,000		813,150	(a)
Containers & Packaging — 3.3%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	3,170,000		3,328,500	(a)(b)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	1,160,000	EUR	1,601,263	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,220,000		1,274,900	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	4,020,000	EUR	5,210,521	(a)
BOE Merger Corp., Senior Notes	9.500%	11/1/17	720,000		721,800	(a)(f)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	2,460,000		2,576,850	(a)(b)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	4,400,000		4,477,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	1,680,000		1,768,200

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	15

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	4,650,000		$4,824,375	(a)(b)
Total Containers & Packaging					25,783,409
Metals & Mining — 7.2%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	990,000		1,123,650	(a)
Evraz Group SA, Notes	8.250%	11/10/15	170,000		185,206	(a)
Evraz Group SA, Notes	9.500%	4/24/18	680,000		770,501	(a)(b)
Evraz Group SA, Notes	6.750%	4/27/18	4,550,000		4,595,500	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	330,000		373,920	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	2,730,000		2,770,950	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	1,560,000		1,567,800	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	4,290,000		4,311,450	(a)(b)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	7,400,000		4,477,000	(a)(b)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,710,000		1,410,750	(a)(b)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	2,930,000		2,834,775	(a)
New World Resources NV, Senior Bonds	7.375%	5/15/15	1,300,000	EUR	1,714,482	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,940,000		2,148,550	(b)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	2,190,000		2,354,250	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,820,000		2,502,080	(b)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	1,000,000		973,750	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	3,960,000		4,054,050	(a)
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	700,000		776,125	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	1,300,000		1,365,000	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	1,840,000		1,826,200	(a)(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	3,560,000		3,346,400
Vale Overseas Ltd., Notes	8.250%	1/17/34	1,846,000		2,519,615	(i)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,826,000		2,256,700
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,070,000		2,183,850	(a)(i)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	3,630,000		3,720,750	(a)
Total Metals & Mining					56,163,304
Paper & Forest Products — 1.0%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	620,000		660,300	(a)(b)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,615,000		3,768,637	(b)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	710,000		791,650	(a)

See Notes to Financial Statements.

16	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2012

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Paper & Forest Products — continued
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,768,000		$1,158,040	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	260,000		274,300	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	2,160,000		993,600
Total Paper & Forest Products					7,646,527
Total Materials					94,344,340
Telecommunication Services — 9.6%
Diversified Telecommunication Services — 5.0%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	4,620,000		2,633,400	(a)(i)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	370,000		210,900	(a)(i)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	98,000		55,860	(a)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	3,340,000		3,640,600	(a)(b)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	2,750,000		2,976,875	(a)(b)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,800,000		1,896,750	(b)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	2,440,000		2,668,750
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	3,120,000		3,447,600	(b)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	940,000		969,375	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	2,220,000		2,483,736	(a)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	260,000		287,300	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	700,000		722,876	(a)(b)
Vimpel Communications, Notes	6.493%	2/2/16	375,000		402,206	(a)
West Corp., Senior Notes	8.625%	10/1/18	1,670,000		1,749,325	(b)
West Corp., Senior Subordinated Notes	11.000%	10/15/16	2,370,000		2,488,500	(b)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,620,000		1,587,600	(a)(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	7,675,513		6,562,564	(a)(b)(f)
Windstream Corp., Senior Notes	7.500%	4/1/23	4,030,000		4,261,725	(b)
Total Diversified Telecommunication Services					39,045,942
Wireless Telecommunication Services — 4.6%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	1,400,000	EUR	1,803,268	(a)
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	2,190,000		2,362,462	(b)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,300,000	GBP	2,236,858	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	3,530,000		3,627,075	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	9,405,000		11,144,925	(b)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	7,200,000		8,910,000	(a)(b)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	17

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	3,144,000	$3,364,080	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,230,000	2,413,975	(a)
Total Wireless Telecommunication Services				35,862,643
Total Telecommunication Services				74,908,585
Utilities — 8.3%
Electric Utilities — 2.7%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,270,000	4,654,300	(b)
DPL Inc., Senior Notes	7.250%	10/15/21	280,000	317,100
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	3,092,880	3,378,971
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	6,930,000	7,415,100
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	2,711,292	2,541,836
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	3,600,000	2,592,000	(a)(b)
Total Electric Utilities				20,899,307
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	2,230,000	2,374,950	(b)
Independent Power Producers & Energy Traders — 5.2%
AES Corp., Senior Notes	7.375%	7/1/21	51,000	57,248
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	2,290,000	2,467,475
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	340,000	374,000	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	4,190,000	4,650,900	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	1,100,000	1,246,760	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	3,100,000	108,500	(c)(g)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	7,170,000	7,044,525	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	860,000	875,050	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	4,243,000	4,656,692	(b)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	3,350,000	3,450,500	(a)(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	6,900,000	7,158,750	(a)(b)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	5,595,000	5,902,725	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	470,712	514,253
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,705,015	1,892,567
Total Independent Power Producers & Energy Traders				40,399,945

See Notes to Financial Statements.

18	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2012

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	740,000		$945,350	(a)
Total Utilities					64,619,552
Total Corporate Bonds & Notes (Cost — $815,143,990)					849,748,189
Collateralized Mortgage Obligations — 0.2%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost — $982,797)	2.435%	4/20/35	1,551,157		1,403,580	(h)
Collateralized Senior Loans — 4.7%
Consumer Discretionary — 1.2%
Hotels, Restaurants & Leisure — 1.2%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	3,683,375		3,839,919	(k)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	5,170,000		5,170,000	(k)
Total Consumer Discretionary					9,009,919
Consumer Staples — 0.2%
Food Products — 0.2%
AdvancePierre Foods Inc., 2nd Lien Term Loan	9.500%	10/10/17	1,080,000		1,096,650	(k)
Energy — 1.1%
Oil, Gas & Consumable Fuels — 1.1%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	8,411,516		8,441,890	(k)
Health Care — 0.3%
Health Care Equipment & Supplies — 0.3%
BSN Medical Acquisition Holdings, Term Loan B	6.000%	6/30/19	2,000,000	EUR	2,610,932	(k)
Industrials — 0.7%
Machinery — 0.5%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	4,200,000		4,252,500	(k)
Marine — 0.2%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	420,913		420,913	(d)(k)
Trico Shipping AS, New Term Loan B	—	5/13/14	741,087		741,087	(d)(l)
Total Marine					1,162,000
Total Industrials					5,414,500
Information Technology — 0.5%
IT Services — 0.5%
CompuCom Systems Inc., 2nd Lien Term Loan	10.250%	10/2/19	2,400,000		2,376,000	(k)
First Data Corp., Extended Term Loan B	4.211%	3/23/18	212,079		203,397	(k)
SRA International Inc., Term Loan B	6.500%	7/20/18	1,557,329		1,519,369	(k)
Total Information Technology					4,098,766

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	19

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 0.4%
Chemicals — 0.4%
Kerling PLC, Term Loan	10.000%	6/30/16	1,200,000	EUR	$1,465,945	(k)
Kronos Inc., 2nd Lien New Term Loan	0.000%	4/24/20	1,920,000		1,924,800	(k)
Total Materials					3,390,745
Telecommunication Services — 0.3%
Wireless Telecommunication Services — 0.3%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	2,418,713		2,491,274	(k)
Total Collateralized Senior Loans (Cost — $35,507,438)					36,554,676
Convertible Bonds & Notes — 0.1%
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc. (Cost — $756,791)	6.500%	6/30/29	880,000		724,900
Sovereign Bonds — 3.7%
Argentina — 0.4%
Republic of Argentina	7.820%	12/31/33	705,892	EUR	570,923
Republic of Argentina, GDP Linked Securities	4.191%	12/15/35	4,809,113	EUR	654,500	(h)(m)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	98,000		90,682
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,396,000		1,154,385
Republic of Argentina, Senior Bonds	2.260%	12/31/38	224,638	EUR	83,710
Republic of Argentina, Senior Notes	8.750%	6/2/17	782,235		668,811
Total Argentina					3,223,011
Brazil — 1.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,541,000	BRL	780,660
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	14,342,000	BRL	7,441,839
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	755,000	BRL	392,442
Total Brazil					8,614,941
Colombia — 0.1%
Republic of Colombia, Senior Notes	7.375%	3/18/19	495,000		655,875
India — 0.1%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	640,000		649,600	(a)(h)
Indonesia — 0.4%
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	6,024,000,000	IDR	830,319
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	825,000		1,111,687	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	8,327,000,000	IDR	1,190,341
Total Indonesia					3,132,347
Peru — 0.3%
Republic of Peru, Bonds	7.840%	8/12/20	4,588,000	PEN	2,195,300

See Notes to Financial Statements.

20	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2012

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Russia — 0.2%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,055,000	$1,172,474	(a)
Turkey — 0.6%
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000	2,232,500
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,064,000	2,663,695
Total Turkey				4,896,195
Venezuela — 0.5%
Bolivarian Republic of Venezuela	5.750%	2/26/16	3,370,000	3,125,675	(a)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,164,000	1,038,870
Total Venezuela				4,164,545
Total Sovereign Bonds (Cost — $26,542,368)				28,704,288

			Shares
Common Stocks — 3.5%
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			166,350	332,700	*(c)(d)
Media — 0.6%
Charter Communications Inc., Class A Shares			53,690	4,156,143	*
Cumulus Media Inc., Class A Shares			50,617	124,518	*
Total Media				4,280,661
Total Consumer Discretionary				4,613,361
Energy — 0.7%
Energy Equipment & Services — 0.7%
KCAD Holdings I Ltd.			533,873,172	5,750,882	*(c)(d)
Financials — 1.4%
Diversified Financial Services — 0.0%
PB Investors II LLC			60,468	0	*(c)(d)(e)
Real Estate Management & Development — 1.4%
Realogy Holdings Corp.			308,416	10,961,104	*
Total Financials				10,961,104
Industrials — 0.7%
Marine — 0.7%
DeepOcean Group Holding AS			198,468	3,559,205	*(c)(d)
Horizon Lines Inc., Class A Shares			1,490,060	1,966,879	*
Total Industrials				5,526,084
Materials — 0.0%
Chemicals — 0.0%
LyondellBasell Industries NV, Class A Shares			19	1,014

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	21

Western Asset High Income Fund II Inc.

Security	Rate	Shares	Value
Utilities — 0.1%
Independent Power Producers & Energy Traders — 0.1%
Dynegy Inc.		53,158	$ 994,055	*
Total Common Stocks (Cost — $32,496,846)			27,846,500
Convertible Preferred Stocks — 0.7%
Financials — 0.7%
Diversified Financial Services — 0.7%
Citigroup Inc. (Cost — $5,463,956)	7.500%	51,400	5,253,080	(b)
Preferred Stocks — 2.3%
Financials — 2.3%
Capital Markets — 0.1%
Goldman Sachs Group Inc.	5.950%	35,667	893,459	*
Consumer Finance — 1.6%
GMAC Capital Trust I	8.125%	489,100	12,785,074	(h)
Diversified Financial Services — 0.6%
Citigroup Capital XIII	7.875%	168,125	4,675,556	(h)
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%	35,900	61,030	*(d)(h)
Total Preferred Stocks (Cost — $17,932,911)			18,415,119

	Expiration Date	Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations	4/15/20	18,500	552,688	*(h)
Charter Communications Inc.	11/30/14	4,876	121,900	*(c)
Nortek Inc.	12/7/14	8,427	42,135	*(c)(d)
SemGroup Corp.	11/30/14	21,481	318,348	*(d)
Total Warrants (Cost — $117,196)			1,035,071
Total Investments before Short-Term Investments (Cost — $934,944,293)			969,685,403

See Notes to Financial Statements.

22	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

October 31, 2012

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 3.2%
Repurchase Agreements — 3.2%
Barclays Capital Inc. tri-party repurchase agreement dated 10/31/12; Proceeds at maturity — $25,300,176; (Fully collateralized by U.S. government obligations, 0.250% due 10/31/14; Market value — $25,797,725) (Cost — $25,300,000)	0.250%	11/1/12	$25,300,000	$ 25,300,000
Total Investments — 127.1% (Cost — $960,244,293#)				994,985,403
Liabilities in Excess of Other Assets — (27.1)%				(212,397,342)
Total Net Assets — 100.0%				$782,588,061

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Illiquid security.
(e)	Value is less than $1.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	The coupon payment on these securities is currently in default as of October 31, 2012.
(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(i)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(j)	Security has no maturity date. The date shown represents the next call date.
(k)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(l)	All or a portion of this loan is unfunded as of October 31, 2012. The interest rate for fully unfunded term loans is to be determined.
(m)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

	BRL	— Brazilian Real
	EUR	— Euro
	GBP	— British Pound
	GDP	— Gross Domestic Product
	IDR	— Indonesian Rupiah
	OJSC	— Open Joint Stock Company
	PEN	— Peruvian Nuevo Sol

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	23

Statement of assets and liabilities (unaudited)

October 31, 2012

Assets:
Investments, at value (Cost — $960,244,293)	$ 994,985,403
Foreign currency, at value (Cost — $117,249)	117,440
Cash	1,489,783
Interest receivable	21,594,764
Deposits with brokers for swap contracts	740,000
Unrealized appreciation on forward foreign currency contracts	266,071
Receivable for securities sold	245,018
Prepaid expenses	55,450
Total Assets	1,019,493,929
Liabilities:
Loan payable (Note 5)	215,000,000
Payable for open reverse repurchase agreements (Note 3)	9,198,837
Payable for securities purchased	8,935,695
Unrealized depreciation on forward foreign currency contracts	2,486,733
Investment management fee payable	684,252
Payable for open swap contracts	350,312
Interest payable (Notes 3 and 5)	103,400
Accrued foreign capital gains tax	46,163
Swaps, at value (premiums paid — $672,322)	30,230
Accrued expenses	70,246
Total Liabilities	236,905,868
Total Net Assets	$ 782,588,061

Net Assets:
Par value ($0.001 par value; 85,714,072 shares issued and outstanding; 100,000,000 shares authorized)	$ 85,714
Paid-in capital in excess of par value	1,019,388,029
Undistributed net investment income	4,234,769
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(272,904,311)
Net unrealized appreciation on investments, swap contracts and foreign currencies	31,783,860
Total Net Assets	$ 782,588,061

Shares Outstanding	85,714,072

Net Asset Value	$9.13

See Notes to Financial Statements.

24	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended October 31, 2012

Investment Income:
Interest	$44,300,176
Dividends	1,054,989
Less: Foreign taxes withheld	(26,001)
Total Investment Income	45,329,164

Expenses:
Investment management fee (Note 2)	4,033,271
Interest expense (Notes 3 and 5)	1,185,548
Transfer agent fees	67,298
Directors’ fees	62,262
Audit and tax	40,601
Shareholder reports	30,872
Stock exchange listing fees	29,445
Legal fees	25,366
Custody fees	20,124
Insurance	8,821
Miscellaneous expenses	5,194
Total Expenses	5,508,802
Net Investment Income	39,820,362

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	11,573,223
Futures contracts	(265,692)
Written options	509,231
Swap contracts	(401,262)
Foreign currency transactions	3,187,461
Net Realized Gain	14,602,961
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	13,202,685
Futures contracts	155,722
Written options	(57,969)
Swap contracts	(729,289)
Foreign currencies	(1,999,824)
Change in Net Unrealized Appreciation (Depreciation)	10,571,325
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	25,174,286
Increase in Net Assets from Operations	$64,994,648

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	25

Statements of changes in net assets

For the Six Months Ended October 31, 2012 (unaudited) and the Year Ended April 30, 2012	October 31	April 30

Operations:
Net investment income	$ 39,820,362	$ 81,273,614
Net realized gain	14,602,961	366,521
Change in net unrealized appreciation (depreciation)	10,571,325	(56,578,015)
Increase in Net Assets From Operations	64,994,648	25,062,120

Distributions to Shareholders From (Note 1):
Net investment income	(42,326,719)	(84,861,997)
Decrease in Net Assets From Distributions to Shareholders	(42,326,719)	(84,861,997)

Fund Share Transactions:
Reinvestment of distributions (356,342 and 955,418 shares issued, respectively)	3,471,849	8,929,085
Increase in Net Assets From Fund Share Transactions	3,471,849	8,929,085
Increase (Decrease) in Net Assets	26,139,778	(50,870,792)

Net Assets:
Beginning of period	756,448,283	807,319,075
End of period*	$782,588,061	$756,448,283
* Includes undistributed net investment income of:	$4,234,769	$6,741,126

See Notes to Financial Statements.

26	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Statement of cash flows

For the Six Months Ended October 31, 2012

Increase (Decrease) in Cash: Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$64,994,648
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(224,316,125)
Proceeds from sales of portfolio securities	263,792,538
Net purchases, sales and maturities of short-term investments	(25,300,000)
Cash paid for purchased options	(617,166)
Net amortization of premium (accretion of discount)	(446,719)
Payment-in-kind	(2,039,818)
Decrease in receivable for securities sold	13,287,651
Decrease in interest receivable	1,028,962
Increase in prepaid expenses	(49,707)
Increase in cash collateral with brokers	(385,597)
Upfront premiums paid for swap contracts	(301,473)
Increase in payable for open swap contracts	280,312
Decrease in payable for securities purchased	(340,479)
Increase in investment management fee payable	24,164
Decrease in interest payable	(60,586)
Decrease in accrued expenses	(90,591)
Decrease in premiums received from written options	(160,800)
Decrease in payable to broker — variation margin on futures contracts	(8,219)
Net realized gain on investments	(11,573,223)
Change in unrealized appreciation of investments, written options, swap contracts and forward foreign currency contracts	(10,401,230)
Net Cash Provided by Operating Activities*	67,316,542

Cash Flows from Financing Activities:
Distributions paid on common stock	(38,854,870)
Decrease in payable for reverse repurchase agreements	(29,684,520)
Net Cash Used by Financing Activities	(68,539,390)
Net Decrease in Cash	(1,222,848)
Cash at Beginning of Period	2,830,071
Cash at End of Period	$1,607,223

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$3,471,849

*  Included in operating expenses is cash of $1,246,134 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	27

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

	2012[1,2]	2012[2]	2011[2]	2010[2]	2009[2]	2008[2]

Net asset value, beginning of period	$8.86	$9.57	$9.00	$6.13	$10.76	$12.38

Income (loss) from operations:
Net investment income	0.47	0.96	1.00	1.07	1.14	1.05
Net realized and unrealized gain (loss)	0.30	(0.67)	0.62	2.94	(4.64)	(1.69)
Total income (loss) from operations	0.77	0.29	1.62	4.01	(3.50)	(0.64)

Less distributions from:
Net investment income	(0.50)	(1.00)	(1.05)	(1.14)	(1.13)	(0.98)
Total distributions	(0.50)	(1.00)	(1.05)	(1.14)	(1.13)	(0.98)

Net asset value, end of period	$9.13	$8.86	$9.57	$9.00	$6.13	$10.76

Market price, end of period	$10.16	$10.10	$10.04	$9.82	$6.22	$9.90
Total return, based on NAV[3,4]	8.92%	3.80%	19.40%	69.38%	(32.74)%	(5.19)%
Total return, based on Market Price[5]	5.81%	11.89%	14.54%	81.29%	(25.21)%	(6.15)%

Net assets, end of period (000s)	$782,588	$756,448	$807,319	$751,122	$504,958	$834,813

Ratios to average net assets:
Gross expenses	1.44%[6]	1.51%	1.61%	2.12%	3.03%	2.94%
Net expenses[7]	1.44 [6]	1.51	1.61	2.12	3.03	2.94
Net investment income	10.40 [6]	10.93	11.03	13.44	15.02	9.25

Portfolio turnover rate	23%	45%	84%	81%	53%	52%

Supplemental data:
Loans Outstanding, End of Period (000s)	$215,000	$215,000	$190,000	$196,500	$161,500	$250,000
Asset Coverage for Loan Outstanding	464%	452%	525%	482%	413%	434%
Weighted Average Loan (000s)	$215,000	$211,038	$197,170	$169,363	$219,563	$213,320
Weighted Average Interest Rate on Loans	0.98%	1.09%	1.49%	1.80%	3.00%	5.00%

[1]	For the six months ended October 31, 2012 (unaudited).
[2]	Per share amounts have been calculated using the average shares method.
[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[5]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.
[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

28	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	29

calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

30	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$837,682,887	$12,065,302	$849,748,189
Collateralized mortgage obligations	—	1,403,580	—	1,403,580
Collateralized senior loans	—	36,554,676	—	36,554,676
Convertible bonds & notes	—	724,900	—	724,900
Sovereign bonds	—	28,704,288	—	28,704,288
Common stocks:
Consumer discretionary	$ 4,280,661	—	332,700	4,613,361
Energy	—	—	5,750,882	5,750,882
Financials	10,961,104	—	0*	10,961,104
Industrials	1,966,879	—	3,559,205	5,526,084
Other common stocks	995,069	—	—	995,069
Convertible preferred stocks	5,253,080	—	—	5,253,080
Preferred stocks	18,415,119	—	—	18,415,119
Warrants	—	1,035,071	—	1,035,071
Total long-term investments	$41,871,912	$906,105,402	$21,708,089	$969,685,403
Short-term investments†	—	25,300,000	—	25,300,000
Total investments	$41,871,912	$931,405,402	$21,708,089	$994,985,403
Other financial instruments:
Forward foreign currency contracts	—	$ 266,071	—	$ 266,071
Total	$41,871,912	$931,671,473	$21,708,089	$995,251,474

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$2,486,733	—	$2,486,733
Credit default swaps on credit indices — buy protection‡	—	30,230	—	30,230
Total	—	$2,516,963	—	$2,516,963

†  See Schedule of Investments for additional detailed categorization.

*  Value is less than $1.

‡  Values include any premiums paid or received with respect to swap contracts.

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	31

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Common Stocks
Investments In Securities	Corporate Bonds & Notes	Consumer Discretionary	Energy	Financials	Industrials	Warrants	Total
Balance as of April 30, 2012	$ 7,320,975	$332,700	$4,946,869	$0*	—	$ 35	$12,600,579
Accrued premiums/ discounts	31,242	—	—	—	—	—	31,242
Realized gain (loss)[1]	(1,817,284)	—	—	—	—	—	(1,817,284)
Change in unrealized appreciation (depreciation)[2]	1,297,617	—	804,013	—	—	(35)	2,101,595
Purchases	2,498,881	—	—	—	—	—	2,498,881
Sales	(1,263,879)	—	—	—	—	—	(1,263,879)
Transfers into Level 3[3]	3,997,750	—	—	—	$3,559,205	—	7,556,955
Transfers out of Level 3	—	—	—	—	—	—	—
Balance as of October 31, 2012	$12,065,302	$332,700	$5,750,882	$0*	$3,559,205	—	$21,708,089
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2012[2]	$ (145,861)	—	$ 804,013	—	—	—	$ 658,152

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.
[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an

32	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	33

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends,

34	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	35

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended October 31, 2012, see Note 4.

36	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	37

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(k) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

38	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of October 31, 2012, the Fund held forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $2,516,963. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of October 31, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $740,000, which could be used to reduce the required payment.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	39

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of October 31, 2012, there were $46,163 of capital gains tax liability accrued on unrealized gains.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

40	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadviser.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended October 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$224,316,125
Sales	263,792,538

At October 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 76,396,346
Gross unrealized depreciation	(41,655,236)
Net unrealized appreciation	$ 34,741,110

During the six months ended October 31, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of April 30, 2012	12,000,000	$ 160,800
Options written	160,696,800	632,333
Options closed	(14,850,000)	(103,950)
Options exercised	—	—
Options expired	(157,846,800)	(689,183)
Written options, outstanding as of October 31, 2012	—	—

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	41

At October 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	UBS AG	80,000	$ 129,094	11/16/12	$ (317)
Euro	Citibank, N.A.	4,000,000	5,185,230	11/16/12	253,458
					253,141
Contracts to Sell:
Euro	JPMorgan Chase & Co.	1,151,970	1,493,294	11/15/12	(9,154)
British Pound	Citibank, N.A.	1,500,000	2,420,509	11/16/12	(83,141)
British Pound	UBS AG	2,174,000	3,508,124	11/16/12	(114,771)
Euro	Citibank, N.A.	6,935,375	8,990,378	11/16/12	(396,512)
Euro	Citibank, N.A.	2,750,000	3,564,845	11/16/12	(163,673)
Euro	Citibank, N.A.	2,000,000	2,592,615	11/16/12	(80,503)
Euro	Citibank, N.A.	2,000,000	2,592,615	11/16/12	(3,487)
Euro	Citibank, N.A.	5,000,000	6,481,537	11/16/12	12,613
Euro	Citibank, N.A.	1,400,000	1,814,830	11/16/12	(11,943)
Euro	UBS AG	30,070,917	38,981,153	11/16/12	(1,609,920)
Euro	UBS AG	100,000	129,631	11/16/12	(962)
Euro	UBS AG	2,000,000	2,592,615	11/16/12	(4,815)
Euro	UBS AG	1,210,000	1,568,532	11/16/12	(7,535)
					(2,473,803)
Net unrealized loss on open forward foreign currency contracts					$(2,220,662)

Transactions in reverse repurchase agreements for the Fund during the six months ended October 31, 2012 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$25,267,231	0.810%	$40,050,920

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.150% to 1.150% during the six months ended October 31, 2012. Interest expense incurred on reverse repurchase agreements totaled $104,584.

At October 31, 2012, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Credit Suisse	1.00%	5/18/2012	TBD*	$1,513,998
Credit Suisse	0.85%	6/4/2012	TBD*	1,997,780
Credit Suisse	0.95%	6/4/2012	TBD*	787,200
JPMorgan Chase & Co.	1.00%	5/16/2012	TBD*	1,193,662
JPMorgan Chase & Co.	1.00%	5/16/2012	TBD*	2,044,464

42	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
JPMorgan Chase & Co.	1.05%	5/16/2012	TBD*	$ 249,021
JPMorgan Chase & Co.	0.75%	8/10/2012	TBD*	1,412,712
				$9,198,837

*  TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On October 31, 2012, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $11,578,146.

At October 31, 2012, the Fund held the following swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas (Markit CDX.NA.HY.18 Index)	$ 4,950,000	6/20/17	5.000% Quarterly	$ (2,492)	$ 137,971	$(140,463)
BNP Paribas (Markit CDX.NA.HY.18 Index)	6,930,000	6/20/17	5.000% Quarterly	(3,488)	193,160	(196,648)
BNP Paribas (Markit CDX.NA.HY.18 Index)	14,850,000	6/20/17	5.000% Quarterly	(7,475)	188,810	(196,285)
Bank of America Securities LLC (Markit CDX.NA.HY.18 Index)	21,978,000	6/20/17	5.000% Quarterly	(11,064)	98,320	(109,384)
Bank of America Securities LLC (Markit CDX.NA.HY.18 Index)	6,593,400	6/20/17	5.000% Quarterly	(3,319)	29,496	(32,815)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	4,752,000	6/20/17	5.000% Quarterly	(2,392)	24,565	(26,957)
Total	$60,053,400			$(30,230)	$672,322	$(702,552)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	43

increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2012.

ASSET DERIVATIVES1

Foreign Exchange Risk
Forward foreign currency contracts	$266,071

LIABILITY DERIVATIVES1

	Foreign Exchange Risk	Credit Risk	Total
Swap contracts[2]	—	$30,230	$ 30,230
Forward foreign currency contracts	$2,486,733	—	2,486,733
Total	$2,486,733	$30,230	$2,516,963

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended October 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(617,166)	$ (617,166)
Written options	—	—	509,231	509,231
Futures contracts	$(265,692)	—	—	(265,692)
Swap contracts	—	—	(401,262)	(401,262)
Forward foreign currency contracts	—	$3,221,031	—	3,221,031
Total	$(265,692)	$3,221,031	$(509,197)	$2,446,142

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

44	Western Asset High Income Fund II Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	—	—	$ (57,969)	$ (57,969)
Futures contracts	$155,722	—	—	155,722
Swap contracts	—	—	(729,289)	(729,289)
Forward foreign currency contracts	—	$(2,014,197)	—	(2,014,197)
Total	$155,722	$(2,014,197)	$(787,258)	$(2,645,733)

During the six months ended October 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$ 71,983
Written options†	214,430
Forward foreign currency contracts (to buy)	3,952,316
Forward foreign currency contracts (to sell)	62,298,669
Futures contracts (to sell)†	18,663,074

Average Notional Balance
Credit default swap contracts (to buy protection)	$20,917,629

†  At October 31, 2012, there were no open positions held in this derivative.

5. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $300,000,000. This agreement terminates on December 12, 2012, but will renew everyday for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. Interest expense related to this loan for the six months ended October 31, 2012 was $1,080,964. For the six months ended October 31, 2012, the Fund had an average daily loan balance outstanding of $215,000,000 and the weighted average interest rate was 0.98%. At October 31, 2012, the Fund had $215,000,000 of borrowings outstanding per this credit agreement.

6. Distributions subsequent to October 31, 2012

On August 8, 2012, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.0825 per share, payable on September 28, 2012, October 26, 2012 and November 30, 2012 to shareholders of record on September 21, 2012, October 19, 2012 and November 23, 2012, respectively. The November record date distribution was made subsequent to the period end of this report.

Western Asset High Income Fund II Inc. 2012 Semi-Annual Report	45

On November 8, 2012, the Board declared three distributions, each in the amount of $0.0800 per share, payable on December 21, 2012, January 25, 2013 and February 22, 2013 to shareholders of record on December 14, 2012, January 18, 2013 and February 15, 2013, respectively.

7. Capital loss carryforward

As of April 30, 2012, the Fund had a net capital loss carryforward of:

Date of Expiration	Amount
No Expiration	$ (5,719,253)	*
4/30/2016	(6,091,329)
4/30/2017	(90,684,793)
4/30/2018	(181,154,391)
4/30/2019	(2,458,757)
	$(286,108,523)

These amounts will be available to offset any future taxable capital gains.

*

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

46	Western Asset High Income Fund II Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on August 24, 2012, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Common Shares and Preferred Shares as a Single Class Voted for Election	Common Shares and Preferred Shares as a Single Class Withheld
Paolo M. Cucchi	74,923,633	2,242,411
Leslie H. Gelb	74,670,176	2,495,868
Riordan Roett	74,992,426	2,173,618

At October 31, 2012, in addition to Paolo M. Cucchi, Leslie H. Gelb and Riordan Roett the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

R. Jay Gerken

William R. Hutchinson

Jeswald W. Salacuse

Western Asset High Income Fund II Inc.	47

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock (“Shares”) of Western Asset High Income Fund II Inc. (“Fund”) will be deemed to have elected to be a participant in the Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “exdividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open market purchases by the date specified above as the date on which such purchases

48	Western Asset High Income Fund II Inc.

Dividend reinvestment plan (unaudited) (cont’d)

must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by

Western Asset High Income Fund II Inc.	49

Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

50	Western Asset High Income Fund II Inc.

Dividend reinvestment plan (unaudited) (cont’d)

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 1-888-888-0151.

Western Asset

High Income Fund II Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken
President and Chief Executive Officer

Richard F. Sennett
Principal Financial Officer

Ted P. Becker
Chief Compliance Officer

Vanessa A. Williams
Identity Theft Prevention Officer

Robert I. Frenkel
Secretary and Chief Legal Officer

Thomas C. Mandia
Assistant Secretary

Steven Frank
Treasurer

Jeanne M. Kelly
Senior Vice President

Western Asset High Income Fund II Inc.

620 Eighth Avenue
49th Floor
New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

New York Stock Exchange Symbol

HIX

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Income Fund II Inc.

Western Asset High Income Fund II Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WAS0022 12/12 SR12-1793

ITEM 2.                 CODE OF ETHICS.

Not applicable.

ITEM 3.                 AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                 AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                 SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8(b).                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Effective September 1, 2012, Christopher F. Kilpatrick became part of the portfolio management team of the Fund.

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since September 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of October 31, 2012.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Investment	Investment	Investment	Other
Professional(s)	Companies	Vehicles	Accounts

Christopher Kilpatrick	8 registered investment companies with $3.3 billion in total assets under management	None	None

Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of October 31, 2012.

Investment Professional	Dollar Range of Portfolio Securities Beneficially Owned
Christopher F. Kilpatrick	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                          EXHIBITS.

(a)   (1)     Not applicable.

Exhibit 99.CODE ETH

(a) (2)               Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset High Income Fund II Inc.

Date:	December 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset High Income Fund II Inc.

Date:	December 27, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset High Income Fund II Inc.

Date:	December 27, 2012